Accrued Expenses and Other Liabilities (Details) - SHAPEWAYS, INC - USD ($) $ in Thousands	Jun. 30, 2021	Dec. 31, 2020	Dec. 31, 2019
Accrued selling expenses	$ 849	$ 947	$ 768
Accrued compensation	571	876	700
Interest payable	812	612	212
Taxes payable	321	477	493
Accrued offering costs	1,820
Other	785	407	643
Total	$ 5,158	$ 3,319	$ 2,816